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                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        WALLACE COMPUTER SERVICES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

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                                 UPDATED NOTICE
                       IMPORTANT NOTICE TO PARTICIPANTS IN
                 THE WALLACE PROFIT SHARING AND RETIREMENT PLAN
      AND THE WALLACE COMMERCIAL PRINT 401(K) RETIREMENT PLAN (THE "PLANS")
                     CONCERNING YOUR RIGHTS UNDER THE PLANS

                                 APRIL 16, 2003

     1. This notice is being provided to you by the Wallace Retirement Plans Committee as the Plan Administrator for the Wallace Profit Sharing and Retirement Plan and the Wallace Commercial Print 401(k) Retirement Plan (the "Plans"), as required by law. The purpose of this notice is to inform you that in connection with the proposed merger of Wallace Computer Services, Inc. ("Wallace") with a wholly owned subsidiary of Moore Corporation Limited ("Moore"), as a result of which Wallace will become a wholly owned subsidiary of Moore (the "Merger"), the Wallace Company Stock Fund of the Plans' Master Trust (the "Wallace Stock Fund") will be converted into a stock fund primarily holding Moore Wallace common shares (the "Moore Wallace Stock Fund") as soon as administratively practicable after the effective time of the consummation of the proposed Merger (the "Effective Time"). Plan participants with account balances invested in the Wallace Stock Fund will soon be receiving additional materials describing the Merger in more detail. THIS UPDATED NOTICE IS BEING PROVIDED TO YOU ONLY TO INFORM YOU THAT THE DATES UPON WHICH THE BLACKOUT PERIOD IS EXPECTED TO BEGIN AND END HAVE BEEN CHANGED AND IS OTHERWISE IDENTICAL TO THE PREVIOUS NOTICE YOU RECEIVED DATED APRIL 4, 2003.

     2. In connection with the proposed Merger, you will be temporarily unable to transfer any portion of your account balance under either Plan into or out of the Wallace Stock Fund. For example, you will be temporarily unable to transfer any portion of your account balance that is invested in the Wallace Stock Fund out of the Wallace Stock Fund, and you will be temporarily unable to transfer any portion of your account balance which is not invested in the Wallace Stock Fund into the Wallace Stock Fund. Moreover, to the extent that all or any portion of your account balance is invested in the Wallace Stock Fund, you will be temporarily unable to receive a distribution of such portion of your account balance. Finally, if you have elected to have all or a portion of your contributions under the Plans invested in the Wallace Stock Fund, such contributions will be temporarily held in cash until after the Effective Time and, unless you elect otherwise prior to the start of the blackout period, will be invested in the Moore Wallace Stock Fund as soon as administratively practicable thereafter. This period during which you will be temporarily unable to exercise these rights otherwise available to you under the Plans (i.e., transfer existing Plan account balances into or out of the Wallace Stock Fund, receive a distribution of the portion of your account invested in the Wallace Stock Fund and invest new contributions in the Wallace Stock Fund) is called a "blackout period." Whether or not you are planning to retire in the near future, we encourage you to carefully consider how this blackout period may affect your retirement planning, as well as your overall financial plan.

     3. The blackout period for the Plans' Wallace Stock Fund is expected to begin during the week of May 11, 2003 and is expected to end during the week of May 25, 2003. PLEASE NOTE THAT THESE DATES HAVE CHANGED SINCE THE NOTICE DATED APRIL 11, 2003 WAS PREVIOUSLY PROVIDED TO YOU. THESE DATES HAVE BEEN ADJUSTED TO REFLECT THE EXPECTED DATE OF THE EFFECTIVE TIME. During these weeks, you can determine whether the blackout period has started or ended by calling either Lewis Jacobson or Chris Gicela of the Wallace Retirement Plans department toll-free at 1-877-799-9350.

         4. As described above, during the blackout period you will be unable
(i) to transfer any portion of your account balance which is invested in the Wallace Stock Fund out of the Wallace Stock Fund; (ii) to transfer any portion of your account balance which is not invested in the Wallace Stock Fund into the Wallace Stock Fund; (iii) to receive a distribution of any portion of your account balance invested in the Wallace Stock Fund or (iv) to invest any new contributions in the Wallace Stock Fund. For these



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reasons, it is very important that you review and consider the appropriateness of your current investments in light of these restrictions during the blackout period.

     For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments. You should be aware that there is a risk to holding substantial portions of your assets in the securities of any one company, as individual securities tend to have wider price swings, up and down, in short periods of time, than investments in diversified funds. Stocks that have wide price swings might have a large loss during the blackout period, and you will not be able to direct the transfer of any of your Plan account balance out of the Wallace Stock Fund during the blackout period.

     Therefore, if you do not want to make contributions to, or be invested in, the Moore Wallace Stock Fund, a stock fund primarily holding Moore Wallace common shares, you must elect to discontinue your contributions to the Wallace Stock Fund by changing your investment elections, or elect to transfer out of the Wallace Stock Fund, before the blackout period begins.


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IF YOU WOULD LIKE TO LIMIT OR CHANGE YOUR INVESTMENT IN THE WALLACE STOCK FUND,
YOU MAY CHANGE YOUR INVESTMENT ELECTIONS OR TRANSFER INTO OR OUT OF THE WALLACE STOCK FUND PRIOR TO THE START OF THE BLACKOUT PERIOD BY CONTACTING MELLON HR SOLUTIONS AT 1-888-401-5466 OR LOGGING ONTO THEIR WEBSITE AT
WWW.DRS.DREYFUS.COM. In accordance with the terms of the Plans, you may transfer into the Wallace Stock Fund only if you have not transferred out of the Wallace Stock Fund during the preceding 30-day period. However, you may transfer out of the Wallace Stock Fund regardless of whether you have transferred into or out of the Wallace Stock Fund at any time during the preceding 30-day period. Please refer to your Summary Plan Descriptions for the Plans for additional information regarding your investment elections.
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         5. If you have any questions concerning this notice, you should contact
Lewis Jacobson, Retirement Plans Manager at Wallace Headquarters, 2275 Cabot Drive, Lisle, IL 60532, (630)588-5391.

      THIS RELEASE MAY BE DEEMED TO BE SOLICITATION MATERIAL IN RESPECT OF WALLACE'S PROPOSED MERGER WITH A WHOLLY-OWNED SUBSIDIARY OF MOORE. ON
 APRIL 14, 2003, MOORE FILED AN AMENDED REGISTRATION STATEMENT ON FORM S-4 WITH THE SECURITIES AND EXCHANGE COMMISSION CONTAINING A PROXY STATEMENT/PROSPECTUS.
      WALLACE COMMENCED MAILING THE PROXY STATEMENT/PROSPECTUS TO WALLACE SECURITYHOLDERS ON OR ABOUT APRIL 15, 2003. INVESTORS AND SECURITYHOLDERS ARE
URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY
   OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INVESTORS AND
   SECURITYHOLDERS WILL BE ABLE TO RECEIVE THE PROXY STATEMENT/PROSPECTUS AND
    OTHER DOCUMENTS FREE OF CHARGE AT THE SEC'S WEB SITE, WWW.SEC.GOV., MOORE SECURITYHOLDERS WILL BE ABLE TO RECEIVE THE DEFINITIVE VERSION OF THE PROXY
 STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FREE OF CHARGE FROM MOORE CORPORATION
      LIMITED, C/O MOORE EXECUTIVE OFFICES, ONE CANTERBURY GREEN, STAMFORD, CONNECTICUT 06901, ATTENTION: INVESTOR RELATIONS, TEL. (203) 406-3700 OR AT
     WWW.MOORE.COM, AND WALLACE SECURITYHOLDERS WILL BE ABLE TO RECEIVE THE DEFINITIVE VERSION OF THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FREE OF
  CHARGE FROM INVESTOR RELATIONS, WALLACE COMPUTER SERVICES, INC., 2275 CABOT DRIVE, LISLE, IL 60532-3630, TEL. (630) 588-5000 OR AT WWW.WALLACE.COM. MOORE,
WALLACE AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS AND OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION
    OF PROXIES IN RESPECT OF THE PROPOSED TRANSACTION. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF MOORE AND THEIR OWNERSHIP OF MOORE SHARES IS
      SET FORTH IN THE PROXY STATEMENT FOR MOORE'S 2003 ANNUAL MEETING OF SHAREHOLDERS. INFORMATION REGARDING THE INTERESTS OF WALLACE'S DIRECTORS AND
      EXECUTIVE OFFICERS IN THE PROPOSED MERGER IS SET FORTH IN THE PROXY STATEMENT/PROSPECTUS, FILED ON APRIL 14, 2003 BY MOORE, THAT WAS FIRST MAILED TO
              WALLACE SECURITYHOLDERS ON OR ABOUT APRIL 15, 2003.



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